SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 5, 2006 (June 1, 2006)

T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19580	76-0697390
(State or Other Jurisdiction of
Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7135 Ardmore
Houston, Texas 77054
(713) 996-4110
(Address and Telephone Number of Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Employment Agreement
     On June 1, 2006, T-3 Management Services, L.P. (“T-3 Management”), a subsidiary of T-3 Energy Services, Inc. (the “Company”), entered into the Fourth Employment Agreement (the “Agreement”) with Keith A. Klopfenstein, Vice President of Operations, which has a two-year term ending on May 31, 2008. The Agreement provides for an annual base salary of $140,000 and contains standard confidentiality covenants with respect to the Company’s trade secrets and non-competition and non-solicitation covenants until the later of the first anniversary of the date of termination or resignation or such time as Mr. Klopfenstein no longer receives any payments under the Agreement. If Mr. Klopfenstein is terminated for any reason other than due to death, disability or cause (as defined in the Agreement), T-3 Management is required to make monthly severance payments equal to his monthly base salary on termination for the lesser of one year or the remaining term of his employment. In addition, if within 18 months of a change of control (as defined in the Agreement) of the Company, Mr. Klopfenstein has a material demotion in his title or responsibilities or is transferred outside of Houston, Texas, and he resigns within 60 days after that demotion or transfer, T-3 Management is required to make monthly severance payments equal to his monthly base salary on termination for one year.
     The Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The forgoing description of the Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to such document.
Amended and Restated 2002 Stock Incentive Plan
     At the Company’s 2006 Annual Meeting of Stockholders held on June 1, 2006, the Company’s stockholders approved the amendment and restatement of the Company’s 2002 Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan from 1,000,000 to 2,000,000 and to comply with the requirements under Section 409A of the Internal Revenue Code of 1986. The Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The forgoing description of the Plan and the transactions contemplated therein do not purport to be complete and are qualified in their entirety by reference to such document.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
10.1	Fourth Employment Agreement dated June 1, 2006, between T-3 Management Services, L.P. and Keith A. Klopfenstein.

10.2	T-3 Energy Services 2002 Stock Incentive Plan (As Amended and Restated Effective January 1, 2005) (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 21, 2006 (File No. 000-19580)).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-3 ENERGY SERVICES, INC.

Date:	June 5, 2006	By:	/s/ Michael T. Mino
Michael T. Mino
Chief Financial Officer
and Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fourth Employment Agreement dated June 1, 2006, between T-3 Management Services, L.P. and Keith A. Klopfenstein.

10.2
T-3 Energy Services 2002 Stock Incentive Plan (As Amended and Restated Effective January 1, 2005) (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 21, 2006 (File No. 000-19580)).